                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
          WESTERN POWER & EQUIPMENT CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                           WESTERN POWER & EQUIPMENT CORP.
                            4601 NE 77TH AVENUE, SUITE 200
                             VANCOUVER, WASHINGTON 98662


                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JANUARY 29, 1998

To the Stockholders of
  WESTERN POWER & EQUIPMENT CORP.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Annual Meeting") of Stockholders of Western Power & Equipment Corp. (the "Company" or the "Corporation") will be held at The Heathman Lodge, Sacajawea Room, 7801 N.E. Greenwood Drive, Vancouver, Washington 98662, on Thursday, January 29, 1998, at 1:30 p.m. local time for the following purposes:

          1. To elect four (4) directors to hold office until the next Annual Meeting;

          2. To ratify the selection of Price Waterhouse as auditors of the Company for the Fiscal Year ending July 31, 1998;

          3. To authorize and ratify an increase of the number of shares of common stock of the Company, $.01 par value (the "Common Stock") underlying and available for the granting of options under the Company's 1995 Employee Stock Option Plan (the "Employee Plan"), from 1,500,000 shares of Common Stock to 2,500,000 shares of Common Stock;

         4. To authorize and ratify (i) an increase in the number of shares for which yearly options are granted from 2,500 to 5,000 under the Company's 1995 Stock Option Plan For Non-Employee Directors (the "Directors Plan") and
(ii) an increase in the number of shares available for grant under the Directors Plan from 50,000 shares to 150,000 shares of Common Stock ;

         5. To transact such business as may properly come before the meeting or any adjournment or adjournments thereof.

      The Board of Directors has fixed December 22, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books of the Company will not be closed, but only shareholders of record at the close of business on December 22, 1997 will be entitled to vote at the meeting or any adjournment or adjournments thereof. The approximate mailing date for proxy materials will be January 2, 1998.

                                  By Order of the Board of Directors

                                  Robert M. Rubin
                                  Chairman of the Board


             WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, SIGN
                                        AND
              RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED STAMPED
                           ENVELOPE PROVIDED FOR YOUR USE.

                          WESTERN POWER & EQUIPMENT CORP.
                           4601 NE 77TH AVENUE, SUITE 200
                            VANCOUVER, WASHINGTON 98662
                        ___________________________________
                                  PROXY STATEMENT
                        ___________________________________

                    GENERAL INFORMATION CONCERNING SOLICITATION

    This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Western Power & Equipment Corp. (hereinafter referred to as the "Company" or the "Corporation"), for its Annual Meeting of Stockholders (the "Meeting") to be held at 1:30 P.M. on Thursday, January 29, 1998, or any adjournments thereof, at The Heathman Lodge, Sacajawea Room, 7801 N.E. Greenwood Drive, Vancouver, Washington 98662. Shares cannot be voted at the meeting unless their owner is present in person or represented by proxy. Copies of this proxy statement and the accompanying form of proxy shall be mailed to the shareholders of the Company on or about December 19, 1997, accompanied by a copy of the Annual Report of the Company containing financial statements as of and for the Fiscal Years ended July 31, 1997, 1996, and 1995, together with other information respecting the Company.

    If a proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the specifications made, or if no specification is made the shares will be voted to approve each proposition and to elect each nominee for director identified on the proxy. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by filing with the Secretary of the Company a notice in writing revoking it. A proxy may also be revoked by any shareholder present at the Meeting who expresses a desire in writing to revoke a previously delivered proxy and to vote his or her shares in person. The mere presence at the Meeting of the person appointing a proxy does not revoke the appointment. In order to revoke a properly executed and returned proxy, the Company must receive a duly executed written revocation of that proxy before it is voted. A proxy received after a vote is taken at the Meeting will not revoke a proxy received prior to the Meeting; and a subsequently dated proxy received prior to the vote will revoke a previously dated proxy.

    All expenses in connection with the solicitation of proxies, including the cost of preparing, handling, printing and mailing the Notice of Annual Meeting, Proxies and Proxy Statements will be borne by the Company. Directors, officers and regular employees of the Company, who will receive no additional compensation therefor, may solicit proxies by telephone or personal call, the cost of which will be nominal and will be borne by the Company. In addition, the Company will reimburse brokerage houses and other institutions and fiduciaries for their expenses in forwarding proxies and proxy soliciting material to their principals.

    As of December 22, 1997, American United Global, Inc., the parent of the Company which holds 2,000,000 shares of Company common stock. Such holdings give it the right to cast 2,000,000 of the votes represented by shares of the voting stock of the Company, in the aggregate constituting approximately 56.6% of the total votes represented by shares entitled to vote at the Meeting. American United Global, Inc. has indicated its intention to vote in favor of all nominees for director and all other matters to be submitted for consideration at the Meeting.






            (The remainder of this page has been intentionally left blank)

                           DIRECTORS, NOMINEES FOR DIRECTOR
                        AND EXECUTIVE OFFICERS OF THE COMPANY


    The following table sets forth information with respect to directors, nominees for directors, executive officers and significant employees of the Company as of December 1, 1997. There are no pending legal proceedings to which any director or executive officer of the Company is a party adverse to the Company.

Name                             Age                 Position
----                             ---                 --------

Robert M. Rubin                   57        Chairman of the Board of
                                            Directors; Nominee for Director

C. Dean McLain                    44        President, Chief Executive Officer,
                                            and Director; Nominee for Director

Mark J. Wright                    41        Vice President - Finance, Chief
                                            Financial Officer and Secretary

Harold Chapman, Jr.               36        Director; Nominee for Director

James H. Penland                  68        Director; Nominee for Director


Set forth below is a brief background of the executive officers and directors of the Company, based on information supplied by them.

ROBERT M. RUBIN. Mr. Rubin has served as the Chairman of the Board of Directors of the Company since November 20, 1992. Between November 20, 1992 and March 7, 1993, Mr. Rubin served as Chief Executive Officer of the Company. In addition, between October 1990 and January 1, 1994, Mr. Rubin served as Chairman and Chief Executive Officer of American United Global, Inc. ("AUGI"). From January 19, 1996 through the present, Mr. Rubin has again served as Chief Executive Officer of AUGI. Mr. Rubin was the founder, President, Chief Executive Officer and a Director of Superior Care, Inc. ("SCI") from its inception in 1976 until May 1986. Mr. Rubin continued as a director of SCI (now known as Olsten Corporation ("Olsten")) until the latter part of 1987. Olsten, a New York Stock Exchange listed company, is engaged in providing home care and institutional staffing services and health care management services. Mr. Rubin is Chairman of the Board and a stockholder of ERD Waste Technology, Inc., a diversified waste management public company specializing in the management and disposal of municipal solid waste, industrial and commercial non-hazardous waste and hazardous waste. ERD Waste Technology has filed for Chapter 11 bankruptcy reorganization. Mr. Rubin is a former director and Vice Chairman, and currently a minority stockholder, of

American Complex Care, Incorporated, a public company formerly engaged in providing on-site health care services, including intra-dermal infusion therapies. In April 1995, American Complex Care, Incorporated's operating subsidiaries made assignments of their assets for the benefit of creditors without resort to bankruptcy proceedings. Mr. Rubin is also a minority stockholder and former Chairman of the Board of Universal Self Care, Inc., a public company engaged in the sale of products used by diabetics. Mr. Rubin is also a minority stockholder and a director of Response USA, Inc., a public company engaged in the sale and distribution of personal emergency response systems and Diplomat Corporation, a public company engaged in the manufacture and distribution of baby products. Mr. Rubin is also a minority stockholder and former director of Help at Home, Inc., a public company which provides home health care personnel; Arzan International (1991) Ltd.; and Kay Kotts Associates, Inc., a public company engaged in providing tax preparation and assistance service. Mr. Rubin is a director of Medimerge, Inc. a company engaged in managing emergency room and outpatient clinics in Canada. In addition, Mr. Rubin serves as Chairman of IDF, a telecommunications and infrastructure engineering and consulting company.

C. DEAN MCLAIN. Mr. McLain has served as President, Chief Executive Officer and a director of the Company since March 7, 1993. From March 1, 1993 through June 13, 1995, Mr. McLain served as Executive Vice President of AUGI. Mr. McLain has served on the Board of Directors of AUGI since March 7, 1994. From 1989 to 1993, Mr. McLain served as Manager of privatization of Case Corporation. From 1985 to 1989, Mr. McLain served as General Manager of Lake State Equipment, a distributor of John Deere construction equipment. Mr. McLain was awarded a B.S. degree in Business and Economics and a Master of Business Administration degree by West Texas State University.

MARK J. WRIGHT. Mr. Wright joined the Company in February 1997 as Vice President of Finance and Chief Financial Officer. From October 1992 to January 1997, Mr. Wright maintained a private law practice in Oregon. Prior to that, Mr. Wright was employed at Lattice Semiconductor Corp. for approximately seven years as the Corporate Treasurer. Mr. Wright was admitted to the Oregon state bar in 1992. Mr. Wright has a J.D. degree from Northwestern School of Law at Lewis and Clark College, an M.B.A. in finance and international business from the Marriott School of Management at Brigham Young University, and a B.S. degree in Accounting from California State University at Fresno.

JAMES H. PENLAND. Until his retirement in 1993, Mr. Penland had spent forty-four years in the construction and agricultural equipment business. He was associated with International Harvester Corporation for approximately 36 years, and for the eight years prior to his retirement was associated in various managerial capacities with Case Corporation. He joined the Company's Board of Directors in March 1995.

HAROLD CHAPMAN, JR. Mr. Chapman joined the Company's Board of Directors in July 1995. Mr. Chapman is a partner in and general manager of Crown Power and

Equipment Co., a multi-line equipment distributor based in Columbia, Missouri. Prior to joining Crown Power and Equipment in 1992, Mr. Chapman was in retail management with Case Corporation for 10 years.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

To the knowledge of the Company, no officers, directors, beneficial owners of more than 10 percent of any class of equity securities of the Company registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any other person subject to Section 16 of the Exchange Act with respect to the Company, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year, which ended July 31, 1997.

EXECUTIVE COMPENSATION

    The following table sets forth the amount of all compensation paid by the Company for services rendered during the fiscal years ended July 31, 1997, 1996, and 1995 for the Company's Chief Executive Officer and to each of the Company's most highly compensated executive officers whose total salary and bonus compensation exceeded $100,000.

                              SUMMARY COMPENSATION TABLE

                                                                 Long-Term Compensation
-------------------------------------------------------------------------------------------------------------------
                                 Annual Compensation             Awards                    Payouts
                                -----------------------       -------------              ------------
                                                      Other                                              All Other
                                                      Annual     Restricted                              Compen-
Name and Principal                                    Compen-    Stock          Options/     LTIP         sation
Position               Year      Salary     Bonus     sation     Awards         SARs(#)      Payouts
--------------------------------------------------------------------------------------------------------------------
Robert M. Rubin        1997      $150,000   $     0   $0         $0            50,000        $0           $0
Chairman and           1996      $150,000   $50,000   $0         $0           150,000        $0           $0
Director(1)            1995      $ 75,000   $25,000   $0         $0                 0        $0           $0


C. Dean McLain         1997      $268,587   $18,658   $0         $0                 0        $0           $0
Executive Vice         1996      $250,000   $84,868   $0         $0           300,000*       $0           $0
President and          1995      $170,709   $75,000   $0         $0           150,000        $0           $0
Director; President
and CEO of
Western(2)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------


___________________

* Reflects the repricing of options to acquire 150,000 shares and the original issuance of options to acquire 150,000 shares.

(1) The foregoing annual compensation amounts represent 50% of the $150,000 in annual cash salary paid to Mr. Rubin by AUGI and its subsidiaries, including the Company, in fiscal 1995, and 50% of the $50,000 annual bonus payable to Mr. Rubin under the terms of his employment agreement with AUGI during fiscal 1995. The Company entered into a separate employment agreement with Mr. Rubin, effective June 14, 1995 and expiring July 31, 1998, pursuant to which Mr. Rubin is paid a base salary of $150,000 plus an annual bonus. See "Compensation Committee Interlocks and Insider Participation" and "Employment and Incentive Compensation Agreements" below.


(2) Mr. McLain joined the Company in March 1993, when he became its Chief
    Executive Officer.   On July 31, 1995, Mr. McLain was permitted to and did
    purchase from AUGI 6,000 shares of AUGI's common stock at a price of $.01 per share. On August 1, 1995, the closing price for a share of AUGI's common stock as reported by NASDAQ was $4.875. Effective as of August 1, 1995, Mr. McLain's employment agreement with the Company was terminated and he entered into an amended employment agreement expiring July 31, 2005. The base salary under this employment agreement commences at $250,000 for fiscal 1996, and rises to $300,000 for fiscal 2000. His employment agreement also calls for Incentive Bonuses under certain circumstances.
    See "Compensation Committee Interlocks and Insider Participation" and "Employment and Incentive Compensation Agreements" below.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee of the Board of Directors (the "Compensation Committee") was established in March 1995 and currently consists of Harold Chapman and James Penland. Mr. Penland has been a member of the Compensation Committee since its inception; Mr. Chapman was made a member of the Compensation Committee in September 1995. Mr. Rubin, an earlier member of the Compensation Committee, resigned during fiscal 1996. During the last fiscal year, other than Messrs. Rubin and McLain, who are officers and directors of the Company, no officers or employees of the Company participated in compensation decisions relating to executive officers of the Company. All compensation decisions for the Company were made by the full Board of Directors. Mr. Rubin's annual compensation identified in the Summary Compensation Table was provided for under his employment agreement with AUGI and his subsequent separate employment agreement with the Company which was entered into effective June 14, 1995 and which was approved by a vote of the Company's Board of Directors. Mr. McLain's annual compensation is provided for under his employment contract with the Company which was entered into as of June 13, 1995, and his amended and restated employment agreement that was effective August 1, 1995. Both agreements were approved by the Company's Board of Directors. See "Employment and Incentive Compensation Agreements" below.

    Other than participation in the Company's "Non-Management Directors Stock Option Plan" (see, "Non-Management Directors Stock Option Plan," below), no director of the Company receives any directors fees for attendance at Board meetings, other than Messrs. Penland and Chapman who each receive a fee of $1,000 per meeting. All directors are entitled to receive reimbursement for actual expenses of such attendance.

    The Company's Audit Committee of the Board of Directors consists of C. Dean McLain, Harold Chapman and James Penland. No executive officers or directors of any other publicly held companies serve on the Company's Compensation Committee, other than Robert M. Rubin, who is a director and member of the compensation committee of AUGI, and Dean McLain, who is a director of AUGI.

COMPENSATION POLICY AND OTHER COMPENSATION

    During the fiscal year ended July 31, 1997, the Company's Board of Directors decided all compensation matters relating to the Company's executive officers.

    The Board of Directors of the Company has decided that the best way to attract and retain highly capable employees on a basis that will encourage them to perform at increasing levels of effectiveness, and to use their best efforts to promote the growth and profitability of the Company and its subsidiaries, is to enter into employment agreements with its senior executive officers. Messrs. Rubin and McLain are each under contract with the Company. This has enabled the Board to concentrate on the negotiation of particular employment contracts rather than on the formulation of more general compensation policies for all management and other personnel. The Company believes that its compensation levels as to all of its employees are comparable to, if not generally lower than, industry standards. See "Employment and Incentive Compensation Agreements".

    In setting levels of compensation under such employment contracts, and in approving management's compensation of all other Company employees, the Board of Directors has evaluated the Company's overall performance, the contribution of particular individuals to Company performance and industry compensation standards.

    The Company has adopted a policy of compensating non-employee Directors at the rate of $1,000 per meeting (plus reasonable out-of-pocket expenses in a manner consistent with past practice) for attendance at meetings of the Company's Board of Directors, as well as with participation in the Company's Non-management Directors Stock Option Plan. At this time, Harold Chapman, Jr. and James Penland are the only directors eligible to be compensated pursuant to this policy.

EMPLOYMENT AND INCENTIVE COMPENSATION AGREEMENTS

    Upon completion of the Company's 1995 initial public offering (the "Offering"), the Company entered into a separate employment agreement with Mr. Rubin, effective as of June 13, 1995 and expiring July 31, 1998.
Pursuant to such agreement, Mr. Rubin will serve as Chairman of the Board of the Company and shall receive an annual base salary of $150,000, payable at the rate of $12,500 per month from the effective date of such agreement. In addition to his base annual salary, Mr. Rubin shall be entitled to receive an annual bonus equal to $50,000 per annum, payable only in the event that the "consolidated pre-tax income" of the Company (as defined) shall be in excess of $3,000,000 for the fiscal year ending July 31, 1996, $3,500,000 for the fiscal year ending July 31, 1997, and $4,000,000 for the fiscal year ending July 31, 1998, respectively. Under the terms of his employment agreement with the Company, Mr. Rubin is only obligated to devote a portion of his business and professional time to the Company (estimated at approximately 20%). The term "consolidated pre-tax income" is defined as consolidated net income of the Company and any subsidiaries of the Company subsequently created or acquired, before income taxes and gains or losses from disposition or purchases of assets or other extraordinary items. Mr. Rubin did not receive a bonus for the Company's 1997 fiscal year.

    On March 5, 1996, Mr. Rubin received options to acquire 150,000 shares of Common Stock exercisable at $4.50 per share and vesting 33.3% on March 5, 1997 and 33.3% on each succeeding March 5 until all are vested. In August 1996, Mr. Rubin received options to acquire 50,000 shares of Common Stock, exercisable at $4.375 per share and vesting 50% on each of the first and second anniversaries of the date of grant.

    Effective as of August 1, 1995, Mr. McLain's employment agreement with AUGI was terminated and he entered into an amended employment agreement with the Company, expiring July 31, 2005. Pursuant to such agreement, Mr. McLain serves as President and Chief Executive Officer of the Company and will receive an annual base salary, payable monthly, of $250,000 through the end of fiscal 1996, $265,000 per annum in fiscal 1997, $280,000 per annum in fiscal 1998, $290,000 per annum in fiscal 1999, and $300,000 per annum in
fiscal 2000.   For each of the fiscal years ending 2001, 2002, 2003, 2004 and
2005, inclusive, Mr. McLain's base salary shall be determined by the Compensation Committee and ratified by the full Board of Directors. Such base salary in each of the five fiscal years from 2001 through 2005 shall not be less than the annual base salary in effect in the immediately preceding fiscal year, plus a cost of living adjustment. In addition, Mr. McLain will be entitled to receive bonus payments in each of the five fiscal years ending 1996 through 2000, inclusive, equal to 5% of the consolidated pre-tax income in excess of $1,750,000 in each such fiscal year (the "Incentive Bonus"); provided, that the maximum amount of the Incentive Bonus payable by the Company to Mr. McLain shall not exceed $150,000 in any such fiscal year, without regard to the amount by which the Company's consolidated pre-tax income shall exceed $1,750,000 in any of such fiscal years. Mr. McLain received a $18,658 bonus for the Company's 1997 fiscal year under the terms of his employment agreement. For each of the fiscal years ending 2001 through 2005, Mr. McLain's Incentive Bonus shall be determined by the Compensation Committee and ratified by the full Board of Directors. The maximum annual Incentive Bonus which Mr. McLain shall be entitled to receive during each of the fiscal years ending 2001 through 2005 shall not be less than $150,000. As used in Mr. McLain's employment agreement, the term "consolidated pre-tax income" is defined as consolidated net income of the Company and any subsidiaries of the Company subsequently created or acquired, before the Incentive Bonus, income taxes and gains or losses from disposition or purchases of assets or other extraordinary items.

    Under the terms of his amended employment agreement, Mr. McLain received options to acquire 150,000 shares of Company common stock, exercisable at $6.50 per share, awarded to him under the Company's 1995 Stock Option Plan. Such exercise price was the closing sale price of the Company's common stock on August 1, 1995 as reported by NASDAQ. On December 28, 1995, all 300,000 options previously granted to Mr. McLain under the Plan were repriced, such that all of his existing options were terminated and he was granted 300,000 new options under the Plan exercisable at $4.50 per share. All of such options vested in full in July 1996. See, "Repricing of Stock Options." In August 1996, Mr. McLain received options to acquire 150,000 shares of Common Stock, exercisable at $4.375 and vesting 50% on each of the first and second anniversaries of the grant date.

    Under the terms of his employment agreement, Mr. McLain is also entitled to receive options to purchase 75,000 additional shares of Company Common Stock under the Plan with respect to the Company's fiscal year ending July 31, 1998, at the market price per share of Common Stock on July 31, 1998, in the event that the accumulated consolidated pre-tax income of the Company for the three consecutive fiscal years ending 1996, 1997 and 1998 shall equal or exceed $9,000,000. Mr. McLain shall also be entitled to receive options to purchase 50,000 additional shares of Company Common Stock under the Plan with respect to the Company's fiscal year ending July 31, 2000 in the event that the accumulated consolidated pre-tax income of the Company for the two consecutive fiscal years ending 1999 and 2000 shall equal or exceed $7,000,000.

    In the event that the Company does not meet the accumulated consolidated pre-tax income levels described above, Mr. McLain shall still be entitled to receive options to purchase 125,000 shares under the Plan (minus any options granted with respect to the fiscal years ending in 1998 and 2000), exercisable at the market price per share on July 31, 2000, should the accumulated consolidated pre-tax income of the Company for the five fiscal years ending 1996 through 2000 equal or exceed $16,000,000. In the event such additional incentive stock options become available to him, Mr. McLain may exercise such options beginning August 1, 1996 and ending July 31, 2005. Mr. McLain's employment agreement also provides for fringe benefits as are customary for senior executive officers in the industry in which the Company operates, including medical coverage, excess life insurance benefits, and use of an automobile supplied by the Company in addition to a $500 per month auto allowance, the aggregate value of which is estimated at approximately $20,000 per year.

Stock Options

                          Option Grants in Fiscal Year 1997

    The following table identifies individual grants of stock options made during the last completed fiscal year to the executive officers named in the Summary Compensation Table:

                                                 Realizable Values at Assumed

                                                    Annual Rates of Stock

                                                     Price Appreciation for
                                                        Individual Grants
                                                           Option Term


   (a)                  (b)          (c)             (d)             (e)        (f)        (g)
                                   % of Total
                      Options/    Options/SARs     Exercise
                       SARs        Granted to       of Base
                     Granted       Employees in      Price       Expiration
Name                     (# )       Fiscal Year       ($/Sh)        Date        5% ($)     10%($)
----                ----------   ---------------   -----------   ----------     -------    ---------
C. Dean McLain       150,000            41%            $4.375     8/2006        $412,712   $1,045,893

Robert M. Rubin       50,000            14%            $4.375     8/2006        $137,571   $348,631


    The following table provides information concerning the exercise of stock options during the last completed fiscal year by each executive officer named in the Summary Compensation Table, and the fiscal year-end value of unexercised options held by each such person.

                           AGGREGATED OPTION/SAR EXERCISED
                            IN LAST FISCAL YEAR AND FISCAL
                              YEAR-END OPTION/SAR VALUES


               (a)            (b)           -C-                 (d)                                    (e)

                            Shares         Value      Number of Unexercised                  Value of Unexercised  In-the-
                          Acquired on    Realized    Options/SARs at Fiscal Year-            Money Options/SARs at Fiscal
    Name                  Exercise (#)        ($)           End (#)                                 Year-End ($)
    ----                  -----------    ---------   -----------------------------           -----------------------------
                                                             Exercisable/                           Exercisable/
                                                             Unexercisable                         Unexercisable

C. Dean McLain                (0-)         (0-)              150,000/300,000                      $429,000/$858,000

Robert M. Rubin               (0-)         (0-)               50,000/150,000                      $143,000/$429,000




_________________________________________


Non-Management Directors Stock Option Plan

    On December 28, 1995, the Company adopted a Non-Management Directors Stock Option Plan for the purpose of compensating all of the Company's outside directors for their annual service on the Company's Board of Directors (the "Formula Plan"). Under the terms of the Formula Plan, the Company automatically grants to each non-management director five-year options to acquire 2,500 shares of the Company's Common Stock on February 1, 1996 and on each succeeding August 1 upon which the non-management director is a member of the Company's Board of Directors. Options granted under the Formula Plan are exercisable at the market price of a share of Company Common Stock on the date of option grant. The Formula Plan terminates on December 31, 2000, and a maximum of 50,000 shares of Company Common Stock are available for the granting of options under the plan. The Formula Plan was adopted by the Board and is subject to stockholder approval, without which the Formula Plan itself and the options granted thereunder are not effective. The Formula Plan received stockholder approval at the Company's 1996 Annual Stockholders Meeting.

Limitation of Directors' and Officers' Liability and Indemnification

    The Company has included in its Certificate of Incorporation and/or
Bylaws provisions to (I) eliminate the personal liability of its directors and officers for monetary damages resulting from breaches of their fiduciary duty (provided that such provisions do not eliminate liability for breaches of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, violations under
Section 174 of the Delaware Law, or for any transaction from which the director and/or officer derived an improper personal benefit), and (ii) indemnify its directors and officers to the fullest extent permitted by the Delaware Law, including circumstances in which indemnification is otherwise discretionary. The Company believes that these provisions are necessary to attract and retain qualified persons as directors and officers.

    The Company intends to enter into separate but identical indemnity agreements (the "Indemnity Agreements") with each director and executive officer of the Company (the "Indemnitees"). The Indemnity Agreements will provide that the Company will indemnify each Indemnitee against any amounts that he becomes legally obligated to pay in connection with any claim against him based upon any act, omission, neglect or breach of duty that he may commit, omit or suffer while acting in his capacity as a director and/or officer of the Company; provided, that such claim: (I) is not based upon the Indemnitee's gaining any personal profit or advantage to which he is not legally entitled; (ii) is not for an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any state law; and (iii) is not based upon the Indemnitee's knowingly fraudulent, deliberately dishonest or willful misconduct. The Indemnity Agreements also provide that all costs and expenses incurred by the Indemnitee in defending or investigating such claim shall be paid by the Company in advance of the final disposition thereof, unless the Company, independent legal counsel, the stockholders of the Company or a court of competent jurisdiction determines that: (x) the Indemnitee did not act in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Company; (y) in the case of any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful; or (z) the Indemnitee intentionally breached his duty to the Company or its stockholders. Each Indemnitee has undertaken to repay the Company for any costs or expenses so advanced if it shall ultimately be determined by a court of competent jurisdiction in a final, nonappealable adjudication that he is not entitled to indemnification under an Indemnity Agreement.

Performance Graph

    The following performance graph compares the monthly percentage change in the Company's cumulative total stockholder return on its common stock since June 14, 1995 as compared to the Nasdaq National Market as a whole and as compared to the S & P Machinery (Diversified) Index.

                   COMPARISON OF 25 MONTH CUMULATIVE TOTAL RETURN*
       Among Western Power & Equipment Corp., The Nasdaq Stock Market-US Index
                     and the S & P Machinery (Diversified Index)

                                       (GRAPH)

*Assumes $100 invested on June 14, 1995 in the Company's common stock or on May 31, 1995 in the S&P Index, including reinvestment of dividends. Fiscal year ending July 31.


     As shown on the above performance graph, a $100 investment in the Company made on the effective date of the Company's initial public offering was worth $71 at July 31, 1997 as compared to $187 in a comparable NASDAQ Broad market investment, and as compared to $182 in a comparable S & P Machinery (Diversified) Index investment. Briggs & Stratton, Caterpillar, Cooper Industries, Deere & Co., Harnischfeger, Ingersoll Rand, NACCO Industries (class A), Timken and Varity.

                  SECURITY OWNERSHIP OF MANAGEMENT
                    AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information as of October 21, 1997 with respect to the beneficial ownership of the Common Stock of the Company by each beneficial owner of more than 5% of the outstanding shares of the Common Stock of the Company, each director and nominee for director and all officers and directors of the Company as a group. Unless otherwise indicated, the owners have sole voting and investment power with respect to their respective shares.


                                                                            Percentage
                                                                                of
     Name and Address of       Number of Shares of Common Stock of          Outstanding
       Beneficial Owner                 the Company                            Common
                                     Beneficially Owned                      Stock Owned
     -------------------       ------------------------------------         --------------

American United
Global, Inc.
11634 Patton Road
Downey, CA 90241                         2,000,000                                56.6%

Robert M. Rubin
6060 Kings Gate Circle
Del Ray Beach, FL 33484                    580,000(1)(4)                           16.4%

C. Dean McLain
4601 N.E. 77th Avenue
Suite 200
Vancouver, WA 98662                        589,236(2)(3)                           16.7%

D3 Family Funds
19605 N.E. 8th Street
Camas, WA 98607                            350,000                                 9.9%

James Penland
50 Hillcrest Drive
Weaverville, NC 28787                        5,000(5)                                 *

Harold Chapman
4614 Highway 763 North
Columbia, Missouri 65202                     5,000(5)                                 *

All directors and executive officers
 as a group (5 persons)                  1,179,236(1)(2)(3)(4)(5)                 33.4%


_____________________
* Less than 1%

(1) Represents Mr. Rubin's indirect ownership in the Company through his beneficial ownership of an aggregate of 1,775,798 voting shares of American United Global, Inc., the Company's principal stockholder ("AUGI"), including options to purchase an additional 80,000 shares of AUGI common stock. Mr. Rubin's beneficial ownership of AUGI voting stock represents 15.8% of AUGI voting stock as at October 24, 1997.

(2) Represents Mr. McLain's indirect ownership in the Company through his beneficial ownership of an aggregate of 12,000 shares of AUGI voting stock and options to purchase an additional 234,000 shares of AUGI common stock, as well as direct beneficial ownership of Company Common Stock through his ownership of exercisable options to acquire 450,000 shares of Company Common Stock. Mr. McLain's beneficial ownership of AUGI common stock represents 2.2% of AUGI voting stock as at October 20, 1997.

(3) Does not include certain incentive stock options which are issuable to Mr. McLain in the maximum amount of 125,000 shares, based upon the Company achieving certain pre-tax income levels after the fiscal years ending 1998 (75,000 shares) and 2000 (50,000 shares). See "MANAGEMENT - Employment and Incentive Compensation Agreements."

(4) Does not include options to purchase 50,000 shares of the Company's Common Stock granted to Mr. Rubin on August 1, 1996 which may be exercised at $4.375 per share, 50% commencing on August 1, 1997, and 50% on August 1, 1998.

(5) Includes options to purchase 5,000 shares of the Company's Common Stock issued to each of Messrs. Chapman and Penland under the terms of the Formula Plan for outside directors.

                             CERTAIN TRANSACTIONS

     See "Executive Compensation - Compensation Committee Interlocks and Insider Participation."

     To assist AUGI, the Company's principal stockholder, in capitalizing the Company and to provide it with ongoing working capital, in November 1992 Robert M. Rubin advanced to AUGI the sum of $1,375,000 as a subordinated loan, which was funded together with related subordinated loans aggregating $525,000 made to AUGI by Lawrence E. Kaplan (until August 1995 a director of the Company and who became a director of AUGI in March 1993) and his business associates. The proceeds of such loans, aggregating $1,900,000, were used by AUGI to provide part of the initial equity capital for the Company at the time of its 1992 acquisition of 7 Case Corporation ("Case") retail stores. Such loans were evidenced by AUGI notes payable on August 15, 1994 and bearing interest, payable monthly, at the Citibank, N.A. prime rate, plus 1%. All such loans were fully subject and subordinated to all bank and other related secured indebtedness of AUGI and its subsidiaries, including the Company.

     On November 19, 1992, in consideration of his personal guaranty of a portion of a loan to AUGI by its commercial lender and his $1,375,000 loan to AUGI, the proceeds of both of which financings were used to capitalize the Company, Mr. Rubin received, for $1,250, an aggregate of 125,000 shares of AUGI Common Stock. Mr. Rubin agreed that, except in connection with a merger or sale of AUGI as a whole, he will not sell or otherwise transfer any of the 125,000 shares for a minimum of four years from their date of issuance. The closing price of AUGI's Common Stock on the NASDAQ National Market System was $4.94 per share on November 19, 1992.

     On consummation of an AUGI public offering of its securities in February 1994, Mr. Rubin exchanged 1,200,000 shares of AUGI Preferred Stock (which he purchased for $1,200,000) and his $1,375,000 AUGI note due August 15, 1994, for the AUGI Stockholder Note, evidenced by a 9.56% $2,575,000 AUGI unsecured note, payable monthly as to interest and due as to principal on November 30, 1995. Such AUGI Stockholder Note was fully subject and subordinated to all indebtedness for money borrowed by AUGI and its direct and indirect subsidiaries, including Company indebtedness to all institutional lenders and to Case. $1,375,000 of the underlying obligation evidenced by the AUGI Stockholder Note was assumed by the Company effective as at July 31, 1993. The Company applied $1,375,000 of the net proceeds of its 1995 initial public offering (the "Offering") to prepay a like amount of the AUGI Stockholder Note to Mr. Rubin.

     Upon completion of AUGI's February 1994 public offering, the $525,000 of AUGI indebtedness owed to Lawrence E. Kaplan (a member of the AUGI Board of Directors at that time and currently a former member of the Company's Board of Directors) and his business associates was retired. Mr. Kaplan had lent $131,250 of such $525,000 amount.

    Effective February 17, 1996, the Company acquired substantially all of the operating assets used by Case in connection with its business of servicing and distributing Case construction equipment at a facility located in Sacramento, California (the "Sacramento Operation"). The real property and improvements used in connection with the Sacramento Operation, and upon which the Sacramento Operation is located, were sold by Case for $1,500 to the McLain-Rubin Realty Company, LLC ("MRR"), a Delaware limited liability company, the owners of which are Messrs. C. Dean McLain, the President and a director of the Company, and Robert M. Rubin, the Chairman and a director of the Company. Simultaneous with its acquisition of the Sacramento Operation real property and improvements, MRR leased such real property and improvements to the Company under the terms of a 20-year commercial lease agreement dated March 1, 1996 with the Company paying an initial annual rate of $168,000. Under the lease, such annual rate increases to $192,000 after five years and is subject to fair market adjustments at the end of ten years. In addition to base rent, the Company is responsible for the payment of all related taxes and other assessments, utilities, insurance and repairs (both structural and regular maintenance) with respect to the leased real property during the term of the lease.

    Effective January 17, 1997, the Company acquired substantially all of the operating assets of Sahlberg Equipment, Inc. (Sahlberg), a four-store distributor of non-competing equipment lines. On June 1, 1997, the real property and improvements used in connection with the Sahlberg operation located in Kent, Washington, was purchased by McLain-Rubin Realty Company II, LLC ("MRR II"), a Delaware limited liability company, the owners of which are Messrs. C. Dean McLain, the President and a director of the Company, and Robert M. Rubin, the Chairman and a director of the Company. Simultaneous with its acquisition of the Kent, Washington, real property and improvements, MRR II leased such real property and improvements to the Company under the terms of a 20-year commercial lease agreement dated June 1, 1997 with the Company paying an initial annual rate of $205,000. Under the lease, such annual rate increases to $231,000 after five years and is subject to additional adjustment at the end of ten and fifteen years. In addition to base rent, the Company is responsible for the payment of all related taxes and other assessments, utilities, insurance and repairs (both structural and regular maintenance) with respect to the leased real property during the term of the lease.


On December 11, 1997, the Company acquired substantially all of the operating assets used by case in connection with its business of servicing and distributing case agricultural equipment at a facility located in Yuba City, California. The real property and improvements upon which the Yuba City facility is located was ipurchased by McLain-Rubin Realty Company III, LLC ("MRR III"), a Delaware limited liability company, the owners of which are Messrs. C. Dean McLain and Robert M. Rubin. Simultaneous with its acquisition of the Yuba City real property and improvements,

 MRR III leased such real property and improvements to the Company under the terms of a commercial lease agreement dated December 11, 1997. In addition to base rent, the Company is responsible for the payment of all related taxes and other assessments, utilities, insurance and repairs (both structural and regular maintenance) with respect to the leased Yuba City real property during the term of the lease.

    Upon completion of the Offering, the Company entered into a management agreement with AUGI expiring July 31, 1996, renewable on a year-to-year basis thereafter by mutual agreement, pursuant to which AUGI provides the Company with certain general and administrative services, including tax planning, administering of the annual audit of the Company's financial statements, assistance in the preparation of annual reports, and periodic reports required to be filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, including proxy statements, Form 10-K Annual Reports, Form 10-Q Interim Financial Reports, and Form 8-K Reports, maintenance of the Company's continued listing on NASDAQ or other national exchange, financial public relations and other miscellaneous administrative services. Under the terms of such management agreement, the Company pays to AUGI the sum of $10,000 per month, subject to increase or decrease (as the case may be) on a fiscal quarterly basis, commencing October 31, 1995, to reflect actual expenses accrued or anticipated to be paid by AUGI in the next succeeding fiscal quarter. The agreement was terminated effective January 1, 1996 after the principal operations of AUGI were sold and the general and administrative services supplied by AUGI to the Company were discontinued.

ACTION TO BE TAKEN UNDER THE PROXY

    Unless otherwise directed by the grantor of the proxy, the persons acting under the accompanying proxy will vote the shares represented thereby: (a) for the election of the persons named in the next succeeding table as nominees for directors of the Company; (b) for the proposal to ratify the appointment of Price Waterhouse as the Company's auditors for the current Fiscal Year; (c) for the proposal to authorize and ratify the increase in the number of shares of Common Stock available for the grant of options under the 1995 Employee Stock Option Plan; (d) for the proposal to authorize and ratify the 1995 Non-employee Director Stock Option Plan; and (e) in connection with the transaction of such other business that may be brought before the Meeting, in accordance with the judgment of the person or persons voting the proxy.

I.  ELECTION OF DIRECTORS

NOMINEES

    At the Meeting four directors are to be elected, each to hold office until the next Annual Meeting of Stockholders or until his successor shall be elected and shall qualify. The names of the nominees for election as directors, all of whom are now serving as directors of the Company, and certain information furnished to the Company by such nominees with respect to them, as of April 1, 1996, are set forth below. Unless authority to vote for one or more nominees is withheld, it is intended that shares represented by proxies in the accompanying form will be voted for the election of the following nominees. With respect to any such nominee who may become unable or unwilling to accept nomination or election, it is intended that the proxies will be voted for the election in his stead of such person as the Board of Directors may recommend, but the Board does not know of any reason why any nominee will be unable or unwilling to serve if elected.



                                                                    Principal
                                                                    Occupation
                                                  Director          During Last
Name                                  Age          Since            Five Years
-----                                 ---     ----------------     -------------

Robert M. Rubin ....................  57                  1992           *
C. Dean McLain .....................  44                  1993           *
Harold Chapman, Jr..................  36                  1995           *
James Penland ......................  68                  1995           *
__________________________

* See "Directors, Nominees for Director and Executive Officers of the Company" on pages 3 and 4.


    The Board of Directors of the Company recommends that shareholders vote IN FAVOR OF all the nominees for director.

COMMITTEES AND MEETINGS OF THE BOARD

    At present the Board of Directors has two committees, the Compensation Committee and the Audit Committee. The Compensation Committee consists of Harold Chapman, Jr. and James Penland. The function of the Compensation Committee includes responsibility for reviewing the compensation for all of the Corporation's employees and the granting of stock options under the Company's employee stock option plans that may exist and be in effect from time to time. The Audit Committee consists of C. Dean McLain, Harold Chapman, Jr. and James Penland. The function of the Audit Committee includes the review of the Company's financing arrangements and a review of its internal financial controls. During the Fiscal Year ended July 31, 1997, the Board of Directors met 4 times, including actions taken by unanimous written consent of the directors. The Compensation Committee met jointly with the full Board of Directors once, and separately once, during the fiscal year ended July 31, 1997. The Audit Committee met once during the Fiscal Year ended July 31, 1997. All of the nominated directors who served as directors during the Fiscal Year ended July 31, 1997 attended 100% of the meetings of the Board held during periods of their tenure during such year, other than Mr. Penland who failed to attend 50% of such meetings and Mr. Rubin who failed to attend 25% of such meetings. No employee director of the Company receives any directors fees for attendance at Board meetings; Messrs. Chapman and Penland each received $500 per meeting attended. All directors receive reimbursement for actual expenses related to such attendance. Messrs. Chapman and Penland are also entitled to receive options to acquire shares of Company Common Stock during periods in which they serve on the Company's Board of Directors pursuant to the Formula Plan for outside directors.

II. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JULY 31, 1998

    At the Meeting a vote will be taken on a proposal to ratify the appointment by the Board of Directors of Price Waterhouse independent certified public accountants, as the independent auditors of the Company for the Fiscal Year ending July 31, 1998. Price Waterhouse has no interest in or any relationship with the Company except as its auditors.

    Management believes the appointment to be in the best interest of the Company and recommends that it be ratified.

    A representative of Price Waterhouse will be present at the Annual Meeting of Stockholders of the Company and will be given an opportunity to make a statement to the shareholders if he so desires. The representative will be available to respond to questions from shareholders.

III. AUTHORIZATION AND RATIFICATION OF THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK UNDERLYING THE 1995 EMPLOYEE STOCK OPTION PLAN

    At the Annual Meeting a vote will be taken on a proposal to approve the Amendment (the "Amendment") to the Company's 1995 Employee Stock Option Plan (the "1995 Plan"), which increases the number of shares of Common Stock underlying stock options available for grant thereunder from the existing 1,500,000 shares of Common Stock to 2,500,000 shares of Common Stock. A copy of the Amendment to the 1995 Plan is annexed as Exhibit A. As of December 1, 1997, stock options to purchase 1,500,000 shares of Common Stock have been granted under the 1995 Plan to the Company's employees and directors. That number of granted options constitutes 100% of the number of shares currently available for the granting of options under the 1995 Plan as currently approved by Company stockholders.

    The 1995 Plan was authorized and adopted by the stockholders and the directors of the Company in 1995. The purpose of the 1995 Plan is to provide additional incentive to the directors, officers, employees and consultants of the Company who are primarily responsible for the management and growth of the Company. Each option granted pursuant to the 1995 Plan shall be designated at the time of grant as either an "incentive stock option" or as a "non-qualified stock option."

    Administration of the Plan. The 1995 Plan is administered by the Compensation Committee, which determines whom among those eligible will be granted options, the time or times at which options will be granted, the number of shares to be subject to options, the durations of options, any conditions to the exercise of options and the manner in and price at which options may be exercised. The Compensation Committee is authorized to amend, suspend or terminate the 1994 Plan, except that it is not authorized without stockholder approval (except with regard to adjustments resulting from changes in capitalization) to (I) increase the maximum number of shares that may be issued pursuant to the exercise of options granted under the 1995 Plan; (ii) permit the grant of a non-qualified stock option under the 1995 Plan with an option exercise price less than 85% of the fair market value of the shares at the time such option is granted; (iii) change the eligibility requirements for participation in the 1995 Plan; (iv) extend the term of any option or the period during which any option may be granted under the 1994 Plan; or (v) decrease an option exercise price (although an option may be canceled and a new option granted at a lower exercise price).

    Shares Subject to the Plan. The 1995 Plan currently provides that options may be granted with respect to a total of 1,500,000 shares of Common Stock, subject to adjustment upon certain changes in capitalization without receipt of consideration by the Company. In addition, if the Company is involved in a merger, consolidation, dissolution or liquidation, the options granted under the 1995 Plan will be adjusted or, under certain conditions, will terminate, subject to the right of the option holder to exercise his option or a comparable option substituted at the discretion of the Company prior to such event.

If any option expires or terminates for any reason, without having been exercised in full, the unpurchased shares subject to such option will be available again for the purposes of the 1995 Plan.

    Participation. Any employee, consultant or representative of the Company is eligible to receive incentive stock options or non-qualified stock options granted under the 1995 Plan. Non-employee directors may only receive non-qualified stock options.

    Option Price. The exercise price of each option shall be determined by the Stock Option Committee. However, the exercise price of each option on the date the option is granted may not be less than (i) 100% of the fair market value of the shares of Common Stock covered by an incentive stock option, or (ii) 85% of the fair market value of the shares of Common Stock covered by a non-qualified stock option. If an incentive stock option is to be granted to an employee who owns over 10% of the total combined voting power of all classes of the Company's stock, then the exercise price may not be less than 110% of the fair market value of the Common Stock covered by the option of the date the option is granted.

    Terms of Options. The Compensation Committee shall, in its discretion, fix the term of each option, provided that the maximum term of each option shall be 10 years. Incentive options granted to an employee who owns over 10% of the total combined voting power of all classes of stock of the Company shall expire not more than five years after the date of grant. The 1995 Plan will provide for the earlier expiration of options of a participant in the event of certain terminations of employment.

    Restrictions on Grant and Exercise. An Option may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the option holder, may be exercised solely by him. The aggregate fair market value (determined at the time the option is granted) of the shares as to which an employee may first exercise incentive stock options in any one calendar year may not exceed $100,000. The Compensation Committee may impose other conditions to exercise as it deems appropriate.

    Option Grants. The Company has granted an aggregate of 1,500,000 Options under the 1995 Plan as amended.

    Termination. The 1995 Plan, unless sooner terminated by the Board of Directors or Compensation Committee, will terminate in February 2005.

    Tax Treatment of Options. The Federal income tax treatment of non-qualified stock options under the 1995 Plan is generally less favorable to employees than the treatment accorded incentive stock options under the 1995 Plan. The option grantee realizes taxable income, if any, upon his exercise of a non-qualified stock option, not only upon sale of the shares acquired upon option exercise as would be the case for incentive stock options granted under the 1995 Plan. The tax treatment of non-qualified stock options is more favorable to the Company than the treatment accorded to the Company with respect to incentive stock options, because the Company is entitled to a tax deduction with respect to the grant of a non-qualified stock option. With respect to granting a non-qualified stock option, the Company would be entitled to a tax deduction and the optionee would realize taxable income upon being granted a non-qualified stock option, equal to the difference between the option exercise price and the fair market value of the underlying stock on the date of grant.

    The Company currently has no obligation to grant additional options under the 1995 Plan to any person, including any members of the Company's management, other than the 906,000 options granted with respect to 906,000 shares of Common Stock, subject to approval of the Amendment by the Company's stockholders.

    As of the close of business on December 9, 1976, the market value of the shares of Common Stock underlying all options outstanding under the 1995 Plan (including those subject to approval of the Amendment) was approximately $8,062,500.

    As of December 9, 1997, the persons or groups listed below hold outstanding stock options granted under the 1995 Plan to acquire shares of Common Stock, as follows:

C. Dean McLain                                             875,000 shares

Robert M. Rubin                                            300,000 shares

Mark J. Wright                                             98,500 shares

All current executive officers and directors of
the Company as a group                                     1,278,500 shares

All directors and nominees for directors as a
group                                                      1.180,000 shares

All employees who are not executive officers of
the Company, as a group                                    221,500 shares


Management believes approval of the Amendment of the Company's 1995 Stock Option Plan is in the best interest of the Company and recommends that it be authorized and ratified.


IV. AUTHORIZATION AND RATIFICATION OF THE 1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

    At the Annual Meeting a vote will be taken on a proposal to approve the Amendment to the Company's 1995 Stock Option Plan for Non-Employee Directors (the "Directors Plan"), which increases the number of shares of Common Stock for which an option is granted yearly from 2,500 to 5,000, and increase the number of shares of Common Stock subject to the Directors Plan from 50,000 to 150,000 shares.. The Company established the 1995 Stock Option Plan for Non-Employee Directors (the "Directors Plan") on December 28, 1995. The purpose of the Amendment to the Directors Plan is to provide additional incentives to the non-employee directors of the Company who share a significant role in and responsibility for guiding management's planning for the growth of the Company. The Company's annual revenue has tripled in the last several years and overall profitability has increased significantly under the guidance of its non-employee directors. The Company recognizes the contributions of it's non-employee directors and would like to continue to promote and encourage future efforts. Under the current form of the Directors Plan, each eligible Non-Employee Director is granted non-qualified options to acquire 2,500 shares of the Company's Common Stock on each August 1 upon which such Non-Employee Director is an existing member of the Company's Board of Directors (or the first succeeding business day thereafter on which the Common Stock is traded on the principal securities exchange on which it is listed). The Amendment to the Directors Plan would increase the number of shares subject to yearly option grants from 2,500 shares to 5,000 shares. The exercise price per share of Common Stock for which each option is exercisable shall be the average of the closing bid and asked prices of the stock (or the closing sale price of the stock if traded on a national securities exchange) as generally reported for the principal securities market on which the Company's Common Stock is listed. Each option granted under the Plan shall be fully exercisable on the date of option grant. Each option granted under the Plan shall expire five years from the date of grant, and shall be subject to earlier termination as hereinafter provided. A copy of the Amendment to the Directors Plan is annexed as Exhibit B.

Management believes authorization and approval of the Amendment to the Directors Plan of the Company is in the best interest of the Company and recommends that it be authorized and ratified.

OTHER BUSINESS

    While management of the Company does not know of any matters which may be brought before the Meeting other than as set forth in the Notice of Meeting, the proxy confers discretionary authority with respect to the transaction of any other business. It is expected that the proxies will be voted in support of management on any question which may properly be submitted to the meeting.

INCLUSION OF SHAREHOLDER PROPOSALS IN THE COMPANY'S PROXY STATEMENT

    If any shareholder desires to put forth a proposal to be voted on at the 1997 Annual Meeting of Stockholders and wishes that proposal to be included in the Company's Proxy Statement to be delivered to shareholders in connection with such meeting, that shareholder must cause such proposal to be received by the Company at its principal executive office no later than _______, 1998. Any request for such a proposal, should be accompanied by a written representation that the person making the request is a record or beneficial owner of the lesser of at least 1% of the outstanding shares of the Company's Common Stock or $1,000 in market value of the Company's common shares and has held such shares for a least one year as required by the Proxy Rules of the Securities and Exchange Commission.

AVAILABILITY OF FORM 10-K

    The Company will provide, without charge, to any shareholder, upon written request of such shareholder, a copy of the annual report on form 10-K for the fiscal year ended July 31, 1997 as filed with the Securities and Exchange Commission.

    Any request for a copy of the Form 10-K should include a representation that the person making the request was the beneficial owner, as of the record date, of securities entitled to vote at the Annual Meeting of Stockholders. Such request should be addressed to: Western Power & Equipment Corp., 4601 NE 77th Avenue, Suite 200, Vancouver, Washington 98662; Attention: Secretary.



                      PLEASE SIGN, DATE AND RETURN THE ENCLOSED
                   PROXY IN THE ENVELOPE PROVIDED FOR SUCH PURPOSE

          _________________________________________________________________

                                                                       EXHIBIT A


                                     AMENDMENT TO

                           WESTERN POWER & EQUIPMENT CORP.

                           1995 EMPLOYEE STOCK OPTION PLAN




I.       AMENDMENT

    Section 5 of the Western Power & Equipment Corp. 1995 Employee Stock Option Plan (the "Plan") is hereby amended (the "Amendment") to increase the number of shares of Common Stock of Western Power & Equipment Corp. available for the grant of options under the Plan from 1,500,000 shares to 2,500,000 shares by deleting existing Section 5(a) thereof in its entirety and substituting the following therefor:

"5. OPTION SHARES

    a. The shares subject to Options granted under this Plan shall be shares of Common Stock and, except as otherwise required or permitted by Subsection 5(b) below, the aggregate number of shares with respect to which Options may be granted shall not exceed 2,500,000 shares. If an Option expires, terminates or is otherwise surrendered, in whole or in part, the shares allocable to the unexercised portion of such Option shall again become available for grants of Options hereunder. As determined form time to time by the Board of Directors, the shares available under this Plan for grants of Options may consist either in whole or in part of authorized but unissued shares of Common

Stock or shares of Common Stock which have been reacquired by the Company or a subsidiary following original issuance."

II.  EFFECTIVE DATE

         Upon approval by the holders of a majority of the outstanding shares of Common Stock of the Company, the Amendment will become effective on the date upon which such approval is obtained (the "Effective Date").

III. EFFECT OF AMENDMENT

         Except as amended by the specific terms of this Amendment, the remaining terms and conditions of the Plan shall remain in full force and effect.


                             __________________________
                             C. Dean McLain, President
                             Date: December 19, 1997

                                                                       EXHIBIT B



                                     AMENDMENT TO
                           WESTERN POWER & EQUIPMENT CORP.
                  1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

1.  AMENDMENT

    (a) Section 6 of the Western Power & Equipment Corp. 1995 Stock Option Plan for Non-Employee Directors (the "Plan") is hereby amended (the "Amendment I") to increase the number of shares of Common Stock of Western Power & Equipment Corp. granted yearly to each director under the Plan from 2,500 shares to 5,000 shares by deleting existing Section 6(a) thereof in its entirety and substituting the following therefor:

"6. Terms, Conditions and Form of Options.

    (a) Option Grant Dates. Options to purchase Five Thousand (5,000) shares of Common Stock (as adjusted pursuant to Section 8) shall be automatically granted to each eligible Non-Employee Director on an annual basis to each eligible Non-Employee Director on August 1,1998 and each year thereafter (or the first succeeding business day thereafter of which the Common Stock is traded on the principal securities exchange on which it is listed)."

    (b) Section 7 of the Plan is hereby amended (the "Amendment II") to increase the number of shares of Common Stock of Western Power & Equipment Corp. that may be purchased under the Plan from 50,000 shares to 150,000 shares of Common Stock by deleting existing Section 7 thereof in its entirety and substituting the following therefor:

"7. Shares of Stock Subject to the Plan.

    The shares that may be purchased pursuant to Options under the Plan shall not exceed an aggregate3 of 150,000 shares of Company Common Stock (as adjusted pursuant to Section 8). Any shares subject to an Option grant which for any reason expires or is terminated unexercised as to such shares shall again be available for issuance under the Plan."

2.  EFFECTIVE DATE

    Upon approval by the holders of a majority of the outstanding shares of Common Stock of the Company, the Amendment will become effective on the date upon which such approval is obtained (the "Effective Date").

3.  EFFECT OF AMENDMENT

         Except as amended by the specific terms of this Amendment, the remaining terms and conditions of the Plan shall remain in full force and effect.


                             __________________________
                             C. Dean McLain, President
                             Date: December 19, 1997

                           WESTERN POWER & EQUIPMENT CORP.
                         PROXY-ANNUAL MEETING OF SHAREHOLDERS
                                   JANUARY 29, 1998

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS OF WESTERN POWER & EQUIPMENT CORP. TO BE HELD ON JANUARY 29, 1998. THE SHAREHOLDER HAS THE RIGHT TO APPOINT AS HIS PROXY A PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN ANY PERSON DESIGNATED BELOW, BY INSERTING THE NAME OF SUCH OTHER PERSON IN ANOTHER PROPER FORM OF PROXY.

     The undersigned, a shareholder of Western Power & Equipment Corp. (the "Corporation"), hereby revoking any proxy hereinbefore given, does hereby appoint Robert M. Rubin and C. Dean McLain, or either of them, as his proxy with full power of substitution, for and in the name of the undersigned to attend the Annual Meeting of the Stockholders to be held on January 29, 1998 at The Heathman Lodge, Sacajawea Room, 7801 N.E. Greenwood Drive, Vancouver, Washington 98662, at 1:30 p.m., local time, and at any adjournments thereof, and to vote upon all matters specified in the notice of said meeting, as set forth herein, and upon such other business as may properly come before the meeting, all shares of stock of said Corporation which the undersigned would be entitled to vote if personally present at the meeting.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR IDENTIFIED BELOW AND FOR ALL PROPOSALS.

1.  The Election of Directors

    Election of the following proposed directors to hold office until the next Annual Meeting of Stockholders or until their successors shall be elected and shall qualify: Robert M. Rubin, C. Dean McLain, Harold Chapman, Jr. and James Penland.

FOR ALL NOMINEES    WITHHOLD FOR ALL NOMINEES
                          (EXCEPT AS MARKED TO THE CONTRARY)

(   )    (   )

AUTHORITY TO WITHHOLD A VOTE FOR ANY OF THE ABOVE NAMED INDIVIDUALS SHOULD BE INDICATED BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF THE NOMINEE.

2. Ratify the Appointment of Price Waterhouse, LLP as independent auditors for the Corporation for the fiscal year ending July 31, 1998.

    (   ) FOR                (   ) AGAINST       (   ) ABSTAIN

3. Authorize and ratify an increase in the number of shares underlying the 1995 Employee Stock Option Plan, from 1,500,000 shares of Common Stock to 2,500,000 shares of Common Stock.

    (   ) FOR                (   ) AGAINST       (   ) ABSTAIN

4. Authorize and ratify an increase in the number of shares for which options are granted yearly to non-employee directors under the 1995 Stock Option Plan for Non-Employee Directors from 2,500 to 5,000, and increase the number of shares subject to such Plan from 50,000 to 150,000 shares of Common Stock.

    (   ) FOR                (   ) AGAINST       (   ) ABSTAIN


5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

    (   ) FOR                (   ) AGAINST       (   ) ABSTAIN

Dated:________________, 199__

                     _______________________  _____________________
                     Signature                Print Name


                     _______________________  _____________________
                     Signature, if Jointly         Print Name
                           held


                        PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREIN, if signing as attorney, executor, administrator, trustee or guardian, indicate such capacity. All joint tenants must sign. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                            The Board of Directors requests
                        that you fill in the date and sign the Proxy and return it in the enclosed envelope.

                        IF THE PROXY IS NOT DATED IN THE ABOVE SPACE, IT IS DEEMED TO BE DATED ON THE DAY ON WHICH IT WAS MAILED BY THE CORPORATION.